                                                                   Exhibit 10.49


            SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This Sixth Amendment to Amended and Restated Credit Agreement (herein, the "Amendment") is made as of March 15, 2004, by and among Morton Industrial Group, Inc., a Georgia corporation (the "Borrower"), the Lenders party to the Credit Agreement hereinafter identified and defined, and Harris Trust and Savings Bank, as Agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. The Lenders currently extend credit to the Borrower on the terms and conditions set forth in that certain Amended and Restated Credit Agreement dated as of February 25, 2002, as amended, by and among the Borrower, the Guarantors, the Lenders, and the Agent (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         B. The Borrower has requested that the Lenders increase the Capital Expenditure limit for fiscal 2003 and make certain changes to the Borrowing Base, and the Lenders are willing to agree to such changes, all on the terms and conditions herein set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.            AMENDMENTS.

         Subject to the satisfaction of the conditions set forth in Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

        1.1. The definition of "Borrowing Base" set forth in Section 5.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "Borrowing Base" means, as of any time it is to be determined, the sum of:


                 (a) 85% of the then net book value of Eligible Accounts (computed using the method of receivables valuation applied by the Borrower in accordance with GAAP which reflects such value as the net book value of its receivables, except that net book value for such purposes shall not reflect any reserve for accounts more than ninety days past due that have already been excluded from gross accounts in computing such Eligible Accounts) less such other reserves for uncollectibility, location of account debtor, contras and other matters as the Agent or Required Lenders in good faith shall from time to time reasonably deem appropriate to adjust such net book value; plus

                 (b) 60% of the value (computed at its cost using the method of inventory valuation applied by the Borrower in accordance with GAAP which reflects such cost on the Borrower's books as its net book value, but in any event after reducing such value as so computed by the aggregate amount of all reserves for obsolescence, slow-moving items, shrinkage and all such other matters as the Agent or Required Lenders in good faith shall from time to time reasonably deem appropriate to adjust such net book value) of Eligible Inventory; plus

                 (c) the Other Asset Value then in effect;

provided that the Borrowing Base shall be computed only as against and on so much of the Collateral as is included on the certificates to be furnished from time to time by the Borrower pursuant to Section 8.5(f) hereof and, if required by the Agent pursuant to any of the terms hereof or any Collateral Document, as verified by such other evidence required to be furnished to the Agent pursuant hereto or pursuant to any such Collateral Document. Notwithstanding the foregoing to the contrary: (i)the amount of Eligible Accounts otherwise included in the Borrowing Base shall be reduced, dollar for dollar, by a reserve equal to the greater of (a) the amount (if any) by which (x) the aggregate amount of accounts payable owing by the Borrower and its Subsidiaries to Deere and Caterpillar together and their respective Affiliates for inventory and supplies purchased (the "Deere/Caterpillar Payables") at any time exceeds (y) $5,000,000 or (b) the sum of (A) the amount (if any) by which (x) the aggregate amount of accounts payable owing by the Borrower and its Subsidiaries to Deere and its Affiliates for inventory and supplies purchased (the "Deere Payables") at any time exceeds (y) $3,000,000 and (B) the amount (if any) by which (x) the aggregate amount of accounts payable owing by the Borrower and its Subsidiaries to Caterpillar and its Affiliates for inventory and supplies purchased (the "Caterpillar Payables") at any time exceeds (y) $3,000,000; (ii) no reserve will be imposed in computing the Borrowing

Base as of any time solely in respect of the Deere/Caterpillar Payables, Deere Payables or Caterpillar Payables to the extent the same do not exceed such respective limits; and (iii) the Agent and the Required Lenders shall have the right to impose reserves for other matters arising in connection with receivables owing by Deere and Caterpillar and to otherwise impose reserves in accordance with the Credit Agreement.

        1.2 Section 8.10 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

Section 8.10. Capital Expenditures. The Borrower will not, nor will it permit any Subsidiary to, expend or (without duplication) become obligated to expend, in each case for Capital Expenditures aggregating for the Borrower and its Subsidiaries (taken together) in excess of (i) $3,900,000 during fiscal 2003,
(ii) $4,500,000 during fiscal 2004 and (iii) $1,250,000 during the period from January 1, 2005 through and including the Termination Date.

SECTION 2.            CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

        2.1. The Borrower, the Agent, and the Lenders shall have executed and delivered this Amendment, and the Guarantors shall have executed and delivered their consent to this Amendment in the space provided for that purpose below.

        2.2. Legal matters incident to this Amendment shall be satisfactory to the Agent and the Lenders and their counsel.

        2.3. The Borrower shall have paid all fees and expenses of counsel to the Agent with respect to the preparation of this Amendment as well as all prior fees and charges of counsel to the Agent incurred prior to the date hereof which remain outstanding and unpaid.

SECTION 3.            REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof, and after giving effect to this Amendment, (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except that for purposes of this paragraph the representations contained in Section 6.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and
(b) the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement after giving effect to this Amendment and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.           RELEASE OF CLAIMS.

         TO INDUCE THE LENDERS AND THE AGENT TO ENTER INTO THIS AMENDMENT, THE BORROWER AND THE GUARANTORS HEREBY RELEASE, ACQUIT, AND FOREVER DISCHARGE THE LENDERS, THE AGENT AND THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, ATTORNEYS, ADVISORS, CONSULTANTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS, AND CAUSES OF ACTION OF ANY KIND (IF THERE ARE ANY), WHETHER ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, THAT THEY NOW HAVE OR EVER HAD AGAINST THE LENDERS, THE AGENT AND THE OTHER PARTIES IDENTIFIED ABOVE, OR ANY ONE OR MORE OF THEM INDIVIDUALLY, UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

SECTION 5.            MISCELLANEOUS.

        5.1. The Borrower has heretofore executed and delivered to the Agent and the Lenders certain of the Collateral Documents. The Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Lenders thereunder, the obligations of the Borrower thereunder, and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired, or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

        5.2. Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        5.3. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Agent with respect to the foregoing.

        5.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                                      [SIGNATURE PAGES TO FOLLOW]

         This Sixth Amendment to Amended and Restated Credit Agreement is entered into by the parties hereto as of the date and year first above written.

                                         MORTON INDUSTRIAL GROUP, INC.

                                         By  /s/ RODNEY B. HARRISON
                                            ------------------------------------
                                            Name  Rodney B. Harrison
                                                 -------------------------------
                                            Title  VP of Finance
                                                  ------------------------------

                                         Accepted and agreed to.

                                         HARRIS TRUST AND SAVINGS BANK

                                         By  /s/ LAWRENCE A. MIZERA
                                            ------------------------------------
                                            Name  Lawrence A. Mizera
                                                 -------------------------------
                                            Title  Vice President
                                                  ------------------------------

                                         BRANCH BANKING & TRUST CO.

                                         By  /s/ WORD C. CLARK, JR.
                                            ------------------------------------
                                            Name  Word C. Clark, Jr.
                                                 -------------------------------
                                            Title  SVP
                                                  ------------------------------

                                         U.S. BANK NATIONAL ASSOCIATION

                                            f/k/a Firstar Bank, N.A.

                                         By  /s/ RON SHAPIRO
                                            ------------------------------------
                                            Name  Ron Shapiro
                                                 -------------------------------
                                            Title  VP
                                                  ------------------------------

                                         LASALLE BANK NATIONAL ASSOCIATION

                                         By  /s/ JAMES D. THOMPSON
                                            ------------------------------------
                                            Name  James D. Thompson
                                                 -------------------------------
                                            Title  Group Senior VP
                                                  ------------------------------

                                         NATIONAL CITY BANK

                                         By  /s/ STEPHEN A. MONTO
                                            ------------------------------------
                                            Name  Stephen A. Monto
                                                 -------------------------------
                                            Title  Account Officer
                                                  ------------------------------

                    GUARANTORS' ACKNOWLEDGEMENT AND CONSENT

         Each of the undersigned hereby acknowledges and agrees that it is a Guarantor under the terms of Section 11 of the Credit Agreement and, as such has executed and delivered certain Collateral Documents pursuant to the Credit Agreement. The undersigned hereby consent to the Sixth Amendment to Amended and Restated Credit Agreement as set forth above and agree to the terms thereof, including, without limitation, Section 5 thereof, and the undersigned hereby confirm that their guaranties and the Collateral Documents executed by them, and all of the obligations of the undersigned thereunder, remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. The undersigned acknowledge the Lenders are relying on this acknowledgement and consent in entering into the Sixth Amendment to Amended and Restated Credit Agreement with the Borrower.

                                         MORTON METALCRAFT CO.

                                         By  /s/ DARYL R. LINDEMANN
                                            ------------------------------------
                                            Name  Daryl R. Lindemann
                                                 -------------------------------
                                            Title  Vice President
                                                  ------------------------------

                                         MORTON METALCRAFT CO. OF NORTH CAROLINA

                                         By  /s/ DARYL R. LINDEMANN
                                            ------------------------------------
                                            Name  Daryl R. Lindemann
                                                 -------------------------------
                                            Title  Vice President
                                                  ------------------------------

                                         MORTON METALCRAFT CO. OF SOUTH CAROLINA

                                         By  /s/ DARYL R. LINDEMANN
                                            ------------------------------------
                                            Name  Daryl R. Lindemann
                                                 -------------------------------
                                            Title  Vice President
                                                  ------------------------------

                                         MID CENTRAL PLASTICS, INC.

                                         By  /s/ DARYL R. LINDEMANN
                                            ------------------------------------
                                            Name  Daryl R. Lindemann
                                                 -------------------------------
                                            Title  Vice President
                                                  ------------------------------

                                         B&W METAL FABRICATORS, INC.

                                         By  /s/ DARYL R. LINDEMANN
                                            ------------------------------------
                                            Name  Daryl R. Lindemann
                                                 -------------------------------
                                            Title  Vice President
                                                  ------------------------------